UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2016

SHIRE PLC

(Exact Name of Registrant as Specified in Its Charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

In connection with the acquisition of Dyax Corp., a Delaware corporation (“Dyax”), described in Item 2.01 below, on January 22, 2016, Shire plc, a company incorporated in Jersey (“Shire”), entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with American Stock Transfer & Trust Company, LLC as rights agent. Each contingent value right (“CVR”) entitles its holder to a payment of $4.00 in cash if, prior to December 31, 2019, Shire or one of its affiliates obtains approval from the U.S. Food and Drug Administration to market and sell DX-2930 for the prevention of attacks of hereditary angioedema in patients with Type 1 and Type 2 hereditary angioedema, provided that such approval (a) does not contain a “boxed warning”, (b) does not require the implementation of a risk evaluation and mitigation strategy with elements to assure safe use (other than elements limited to the distribution of educational materials) and (c) is not granted under subpart E of the Federal Drugs and Cosmetics Act. The CVRs are not transferable, except in limited circumstances specified in the CVR Agreement.

References to, and descriptions of, the CVR Agreement as set forth herein are not intended to be complete and are qualified in their entirety by the full text of the agreement, which is attached to this report as Exhibit 10.1, and is incorporated herein by reference.

As previously reported by Shire in its Form 8-K filed on January 11, 2016, Shire, as original guarantor and original borrower, entered into an $18.0 billion facilities agreement on January 11, 2016, with an applicable interest rate of LIBOR plus 1.25 percent per annum, increasing by: (i) 0.25 percent per annum on July 11, 2016 (and not July 11, 2017 as previously reported) and on each subsequent date falling at three month intervals thereafter until (and excluding) April 11, 2017 and (ii) 0.50 percent per annum on April 11, 2017 and on each subsequent date falling at three month intervals thereafter.

Items 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 2, 2015, Shire and Shire Pharmaceuticals International (“SPI”), a company incorporated in Ireland and a wholly owned subsidiary of Shire, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Shire, SPI, Parquet Courts, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of SPI, and Dyax, pursuant to which Merger Sub merged with and into Dyax, with Dyax continuing as the surviving corporation and as a  wholly-owned subsidiary of SPI (the “Merger”). The Merger became effective on January 22, 2016.

At the effective time of the Merger, each outstanding share of Dyax common stock, par value $0.01 per share (each a “Share”) (other than Shares owned by Shire, Dyax or their respective subsidiaries, or Shares as to which dissenters’ rights have been properly exercised) was converted into the right to receive (i) $37.30 in cash, without interest thereon, and (ii) one non-tradable CVR representing the right to receive $4.00 in cash subject to and in accordance with the CVR Agreement described above.  SPI will pay approximately $5.9 billion in cash as consideration in connection with the Merger.

Shire and its wholly owned subsidiary Shire Acquisitions Investments Ireland Limited (“SAIIL”) are providing SPI with the necessary funds to fund the acquisition through (i) borrowings under the term facilities agreement, dated November 2, 2015, by and among Shire, Morgan Stanley Bank International Limited and Deutsche Bank AG, London Branch, as mandated lead arrangers and bookrunners, and the other parties thereto (the “Term Facilities Agreement”) to which SAIIL acceded as an additional borrower and additional guarantor on January 15, 2016, (ii) borrowings under the multicurrency revolving and swingline facilities agreement, dated December 12, 2014, by and among Shire and certain of its subsidiaries, Barclays Bank PLC as facility agent, euro swingline agent and dollar swingline agent, and a number of financial institutions as mandated lead arrangers and bookrunners and arrangers (the “Revolving and Swingline Facilities Agreement”) to which SAIIL acceded as an additional guarantor on January 15, 2016 and (iii) cash on hand, in each case, on the terms and conditions previously disclosed in the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Shire on November 2, 2015, and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On November 2, 2015, Shire (as original guarantor and original borrower) entered into the Term Facilities Agreement,

which may be used only to finance the purchase price payable in respect of Shire’s proposed acquisition of Dyax (including certain related costs). As of January 15, 2016, SAIIL has acceded to the Term Facilities Agreement as an additional guarantor and an additional borrower. In connection with the consummation of the Merger, on January 20, 2016, SAIIL delivered a utilization request providing for the draw down of an amount equal to $5.6 billion under the Term Facilities Agreement. Further information regarding the Term Facilities Agreement is set forth in Shire’s Current Report on Form 8-K filed on November 2, 2015, which is incorporated herein by reference.

On December 12, 2014, Shire (as original guarantor and an original borrower) entered into the Revolving and Swingline Facilities Agreement, which may be applied towards financing the general corporate purposes of Shire and its subsidiaries. In connection with the consummation of the Merger and for general corporate purposes, on January 20, 2016, Shire delivered a utilization request providing for the draw down of an amount equal to $100 million under the Revolving and Swingline Facilities Agreement. Further information regarding the Revolving and Swingline Facilities Agreement is set forth in Shire’s Current Report on Form 8-K filed on December 12, 2014, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Effective as of January 21, 2016, five subsidiaries of Shire, Shire Biopharmaceuticals Holdings, Shire Global Finance, Shire Pharmaceutical Holdings Ireland Limited, Shire Holding Luxembourg S.à r.l., and Shire Holdings Europe No. 2 S.à r.l. resigned as borrowers under the Revolving and Swingline Facilities Agreement in accordance with the terms set forth therein, the effect of which is that Shire is the only borrower under the Revolving and Swingline Facilities Agreement.

In addition to the accession of SAIIL to the Term Facilities Agreement (as additional borrower and additional guarantor) and to the Revolving and Swingline Facilities Agreement (as additional guarantor), each as stated above, effective as of January 15, 2016, SAIIL has also acceded to the $850,000,000 term facilities agreement dated January 11, 2015, by and among Shire, Citigroup Global Markets Limited as mandated lead arrangers and bookrunners, and the other parties thereto as an additional guarantor.

On January 22, 2016, Shire issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto. The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing. In addition, Exhibit 99.1 contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Although Shire, as a foreign private issuer, is not subject to Regulation FD, Shire has elected to furnish voluntarily the information herein under Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K. The financial statements will be filed by an amendment to this report within the time period specified in the instructions to Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K. The pro forma financial information will be filed by an amendment to this report within the time period specified in the instruction to Item 9.01 of Form 8-K.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of November 2, 2015 among Shire Pharmaceuticals International, Parquet Courts, Inc., Dyax Corp. and Shire plc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Shire plc on November 2, 2015).

10.1	Contingent Value Rights Agreement dated as of January 22, 2016 between Shire plc and American Stock Transfer & Trust Company, LLC.
99.1	Press Release issued by Shire plc dated January 22, 2016 announcing the consummation of the merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc
	By:	/s/ Bill Mordan
		Name:	Bill Mordan
		Title:	Company Secretary

Date: January 22, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of January 11, 2015 among Shire, Shire Pharmaceuticals International, Parquet Courts, Inc., Dyax Corp. and Shire plc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Shire plc on November 2, 2015).

10.1	Contingent Value Rights Agreement dated as of January 22, 2016 between Shire plc and American Stock Transfer & Trust Company, LLC.
99.1	Press Release issued by Shire plc dated January 22, 2016 announcing the consummation of the merger.